UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022

Commission File Number: 000-20333

NOCOPI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

maryland	87-0406496
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

480 Shoemaker Road, Suite 104, King of Prussia, PA 19406

(Address of principal executive offices)(Zip Code)

(610) 834-9600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

MSL18 Holdings Nomination and Standstill Agreement Amendment

On September 30, 2022, Nocopi Technologies, Inc., a Maryland corporation (the “Company”), entered into a Second Amendment to Nomination and Standstill Agreement (the “MSL18 Holdings Amendment”) with MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger (collectively, the “MSL18 Holdings Group”), amending the Nomination and Standstill Agreement dated March 29, 2022, as amended on May 23, 2022, by and among the Company and the MSL18 Holdings Group (the “MSL18 Holdings Agreement”).

Pursuant to the MSL18 Holdings Amendment, the Company and the MSL18 Holdings Group agreed to amend: (i) Section 1.01(b) of the MSL18 Holdings Agreement to change the date to appoint and nominate an additional designee of MSL18 Holdings Group from on or before September 30, 2022 to on or before October 7, 2022; (ii) Section 1.03 of the MSL18 Holdings Agreement to exempt Matthew C. Winger from the independence requirements and other standards set forth in Section 1.03 of the MSL18 Holdings Agreement; and (iii) Section 3.01(a) of the MSL18 Holdings Agreement to replace “thirty-five percent (35%) with “forty percent (40%)”. The foregoing is a summary of the terms of the MSL18 Holdings Amendment and does not purport to be complete and is qualified in its entirety by reference to the MSL18 Holdings Amendment, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Any capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the MSL18 Holdings Amendment.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 26, 2022, the Company’s board of directors (the “Board”) approved the appointment of Matthew C. Winger as Executive Vice President of Corporate Development effective October 1, 2022. As the Company’s Executive Vice President of Corporate Development, Mr. Winger will focus on driving growth initiatives that include strategic partnerships, mergers and acquisitions, and other expansion opportunities.

Mr. Winger, age 38, has served as a Company director since March 2022. Mr. Winger is the Director of Investments for M2A Family Office, where he evaluates public and private market investment opportunities for equity, debt, and real estate sectors, as well as provides support to portfolio investments across operations and company management. Prior to joining M2A Family Office, Mr. Winger was Director of Investments at a private venture supporting investment analysis and capital allocation. Earlier in his career, Mr. Winger was Senior Research Analyst at Fairholme Capital Management working directly with the CIO in executing a deep dive, fundamental strategy across public securities of distressed and special situation opportunities. Prior to this, Mr. Winger held various roles at TIAA-CREF, Loeb Partners and Countrywide Commercial Real Estate Finance. Mr. Winger earned a Bachelor of Science degree from the Kelley School of Business at Indiana University and an M.B.A. from New York University's Stern School of Business.

On September 29, 2022, Mr. Winger entered into a written employee agreement with the Company whereby Mr. Winger will receive as compensation a base salary of $125,000 per year. Mr. Winger will also be eligible to receive additional discretionary compensation at the discretion of the Company’s Board, based on criteria to be established by the Board. A copy of Mr. Winger’s employee agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in Item 1.01 to this Form 8-K is incorporated herein by reference. On August 1, 2022, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with MSL 18 HOLDINGS LLC and another investor for the sale of 2.5 million shares of the Company’s common stock for gross proceeds of $3.5 million whereby each investor purchased 1.25 million shares of the Company’s common stock. On September 13, 2022, the sale pursuant to the Purchase Agreement closed. There are no arrangements or understandings between Mr. Winger and any other persons pursuant to which he was appointed as the Company’s Executive Vice President of Corporate Development. There is no family relationship between Mr. Winger and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company.

Item. 8.01. Other Events.

On September 30, 2022, the Company issued a press release announcing the appointment of Matthew C. Winger as Executive Vice President of Corporate Development. A copy of such press release is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Employee Agreement dated September 29, 2022 - Matthew C. Winger
99.1	Second Amendment to Nomination and Standstill Agreement dated September 30, 2022, between the Company and MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger
99.2	First Amendment to Nomination and Standstill Agreement dated May 23, 2022, between the Company and MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger (incorporated by reference to the Company’s Form 8-K filed on 05/24/22)
99.3

Nomination and Standstill Agreement dated March 29, 2022, between the Company and MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger (incorporated by reference to the Company’s Form 8-K filed on 03/29/22)

99.4	Press Release dated September 30, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCOPI TECHNOLOGIES, INC.

Dated: September 30, 2022	By:	/s/ Rudolph A. Lutterschmidt
Rudolph A. Lutterschmidt
Vice-President and Chief Financial Officer